                                                                      EXHIBIT 10



                                      BAKER
                                        &
                                  HOSTETLER LLP
                               COUNSELLORS AT LAW




         Capitol Square, Suite 2100 - 65 East State Street - Columbus,
                        Ohio 43215-4260 - (614) 228-1541


                                October 28, 1998


The Riverfront Funds
3435 Stelzer Road
Columbus, Ohio 43219


         Subject: The Riverfront Funds -- Post-Effective Amendment No. 26 to Registration Statement on Form N-1A, File No. 33-34154, filed under the Securities Act of 1933, as amended, and Amendment No. 27 to Registration Statement on Form N-1A, File No. 811-6082, filed under the Investment Company Act of 1940, as amended (the "Amendment")


Ladies and Gentlemen:

         In connection with the filing of the Amendment, it is our opinion that, upon the effectiveness of the Amendment, the indefinite number of units of beneficial interest of The Riverfront Funds, when issued for the consideration described in the Amendment, will be legally issued, fully paid and nonassessable.

         We hereby consent to the filing of this opinion as an exhibit to the Amendment.

                                                           Very truly yours,



                                                           BAKER & HOSTETLER LLP